                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of Earliest Event Reported): April 6, 1999
                               ________________



                           PREMIER BANCSHARES, INC.
                           ------------------------
            (Exact name of Registrant as specified in its charter)


                     Georgia                                 1-12625                      58-1793778
-----------------------------------------------        --------------------          -------------------
(State or other jurisdiction of incorporation          (Commission File No.)            (IRS Employer
                  or organization)                                                   Identification No.)

                              2180 Atlanta Plaza
                           950 East Paces Ferry Road
                            Atlanta, Georgia 30326
          -----------------------------------------------------------
         (Address of principal executive offices, including zip code)
                                (404) 814-3090
         ------------------------------------------------------------
             (Registrant's telephone number, including area code)


         ------------------------------------------------------------
                       (Former name or Former Address if
                          Changed Since Last Report)

                             ITEM 5.  OTHER EVENTS

     On April 6, 1999, Premier Bancshares, Inc. ("Premier"), and North Fulton Bancshares, Inc. ("North Fulton") entered into an Agreement and Plan of Reorganization (the "Agreement"), pursuant to which North Fulton will be merged with and into Premier and Premier will be the Surviving Corporation.

     The transaction is subject to approval by the shareholders of North Fulton, appropriate regulatory approvals and the satisfaction of certain other conditions contained in the Agreement.

     Based in the Atlanta metropolitan area, Premier is a bank holding company with four subsidiaries: Premier Bank, Premier Lending Corporation, The Bank of Spalding County and First Community Bank of Henry County.

     North Fulton is a bank holding company, headquartered in Roswell, Georgia, with one subsidiary: Milton National Bank.

                   ITEM 6.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          2.1 Agreement and Plan of Reorganization dated April 6, 1999 by and between Premier Bancshares, Inc. and North Fulton Bancshares, Inc.

          99   Press Release.


                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PREMIER BANCSHARES, INC.



Date:  April 6, 1999             /s/ Michael E. Ricketson
                                    ---------------------
                                    Michael E. Ricketson,
                                    Executive  Vice President  and
                                    Chief Financial Officer